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Exhibit 10.4

      DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT
                    (THIS INSTRUMENT SECURES FUTURE ADVANCES)



         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT (this "Deed of Trust" or "Mortgage") is made as of this 22nd day of April, 1999 by and between BALANCED CARE OF NORTH RIDGE, INC., a Delaware corporation doing business as OUTLOOK POINTE AT NORTHRIDGE with a mailing address of 600 Newton Road, Raleigh, North Carolina 27609 (the "Grantor"), BLANCO TACKABERY COMBS & METAMOROS, P.A., with a mailing address of 110 South Stratford Road, Suite 500, Winston-Salem, North Carolina 27104-4214, as Trustee ("Trustee"), in favor of HCFP FUNDING, INC., a Delaware corporation with its principal mailing address at c/o HealthCare Financial Partners, Inc. 2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland 20815 (the "Beneficiary" or the "Lender").

                                   WITNESSETH:

         WHEREAS, the Beneficiary has agreed to make available to the Grantor and certain of its affiliates (collectively, the "Borrower") pursuant to that certain Loan and Security Agreement of even date herewith, as amended, modified or restated from time to time (collectively, the "Loan Agreement") a revolving credit facility in the principal amount of up to $15,000,000 (the "Loan");

         WHEREAS, the Borrower's obligations to the Grantor in connection with the Loan are evidenced by that certain Revolving Credit Note of even date herewith in the principal amount of the Loan, made by the Grantor payable to the Beneficiary (as amended, modified, supplemented and replaced from time to time, the "Note");

         WHEREAS, as a condition precedent to making the Loan, the Beneficiary has required that the Grantor execute and deliver this instrument in order to secure the obligations of Grantor and the other parties constituting Borrower to the Beneficiary under the Note, the Loan Agreement and all other Loan Documents, as defined in the Loan Agreement (all of such obligations being hereinafter collectively called the "Obligations");



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         WHEREAS, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to them in the Loan Agreement;
and

         WHEREAS, the maximum aggregate principal amount of Obligations intended to be secured by this Mortgage shall equal Fifteen Million Dollars ($15,000,000).

         NOW THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00) paid by the Trustee to the Grantor, receipt of which is hereby acknowledged, and as security for the payment thereof, together with all existing and future liabilities of Grantor and Borrower to Beneficiary under the Note, the Loan Agreement and all other Loan Documents, and as security for the due and timely performance by Grantor of all of the other provisions of the Loan Documents, and intending to be legally bound hereby, Borrower and Grantor hereby GRANTS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, RELEASES, PLEDGES and MORTGAGES to Trustee all of Grantor's interest in certain real property located at 600 Newton Road, Raleigh, North Carolina in Wake County, North Carolina and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property");

         TOGETHER WITH all of Grantor's right, title and interest in and to the following property rights and interests which Grantor hereby assigns to Beneficiary until the Obligations are paid in full (the Property, together with the following property, being hereinafter collectively called the "Mortgaged Property"):

         (1) all buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Property, including, but not limited to, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures, air conditioning equipment, carpeting and other floor coverings, water heaters, awnings and storm sashes, cleaning apparatus, signs, landscaping, and parking areas, which are or shall be attached or affixed to the Property or such buildings, structures or improvements (the "Improvements");

         (2) all streets, lanes, alleys, passageways, water courses, easements, rights, liberties, privileges, air rights, development rights, oil and gas rights, water rights, water stock, tenements, hereditaments and appurtenances whatsoever thereunto




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belonging to or in any way made appurtenant hereafter, and the reversions and remainder, with respect thereto (the "Appurtenances");

         (3) all fixtures and equipment now or hereafter located on, attached to or used or useful in connection with the Property and/or the Improvements, including, but not limited to, beds, linen, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, rehabilitation equipment, restaurant and kitchen equipment, tools, tooling furniture, additions, parts, fittings, accessories, special tools, attachments; provided, however, that with respect to any items which are leased and not owned, the Equipment shall include the leasehold interest only together with any options to purchase any of such items and any additional or greater rights with respect to such items hereafter acquired (the "Equipment");

         (4) all general intangibles and other intangible personal property arising out of or connected with the Property, the Improvements or any other portion of the Mortgaged Property, including, without limitation, things in action, contract rights and other rights to payment of money, proceeds from insurance policies after payment of prior interest, patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses in action claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Grantor thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired (the "General Intangibles") ;

         (5) all instruments, chattel paper, documents or other writings obtained from or in connection with the operation of the Property or the Improvements (including, without limitation, all ledger sheets, computer records and printouts, data bases, programs, books of account and files relating thereto) (the "Instruments");




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         (6) all licenses, permits, certificates, approvals, authorizations and registrations obtained from any governmental or quasi-governmental authority and required, used or useful in connection with the ownership, operation, use or occupancy of the Property or the Improvements, including, without limitation, environmental permits, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need, regulatory approvals and all such other permits, licenses, rights and approvals (the "Permits");

         (7) all leases, agreements of sale and other agreements affecting the use or occupancy of any portion or all of the Property or Improvements whether heretofore or hereafter executed and all rights of Grantor to payment under any such lease or agreement (the "Leases");

         (8) all rent and other payments of whatever nature from time to time payable pursuant to any Lease, including (without limitation) leases of individual apartments or units to residents and leases of retail space for businesses such as pharmacies, stores, beauty shops, barber shops, newsstands, physicians' offices, and specialty shops (the "Rents");

         (9) any securities or guaranties held by Grantor with respect to any of the General Intangibles, Proceeds (hereinafter defined), Leases or Accounts Receivable, and any notes, drafts, acceptances, chattel paper, documents or other instruments evidencing the same ("Securities");

         (10) all proceeds (whether cash or non-cash, moveable or immoveable, tangible or intangible), including proceeds of insurance and condemnation, from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Mortgaged Property (the "Proceeds"); and

         (11) the right, in the name and on behalf of itself or Grantor, to appear in or defend any action or proceeding brought with respect to the Mortgaged Property (including without limitation, any condemnation or arbitration proceedings) and to commence any action or proceedings to protect the interest of Beneficiary in the Mortgaged Property.



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         TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, its successors and assigns forever, together with all privileges, easements, hereditaments and appurtenances thereto belonging unto the Trustee, its successors and assigns in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to the Mortgaged Property hereafter acquired by, or released to, Grantor or constructed, assembled or placed by Grantor on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, pledge, conveyance, assignment or other act by Grantor, shall become subject to the lien of this Deed of Trust and security agreement as fully and completely, and with the same effect, as though now owned by Grantor and specifically described herein. Notwithstanding the foregoing, Grantor shall, at its own cost, make, execute, acknowledge, deliver and record any and all such further acts, deeds, conveyances, mortgages, notices of assignment, transfers, assurances and other documents as Beneficiary shall from time to time reasonably require for better assuring conveying, assigning, transferring and confirming unto Trustee of the Mortgaged Property and the other rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign for carrying out the intention of facilitating the performance of the terms of this Deed of Trust. In addition, Grantor hereby agrees that this Deed of Trust is a security agreement under the North Carolina Uniform Commercial Code and creates in Beneficiary a security interest thereunder in, among other things, all Equipment, General Intangibles, Proceeds, Leases, Rents, Permits, Instruments and Securities. Grantor shall, at its own cost and expense, execute, deliver and file any financing statements, continuation certificates and other documents Beneficiary may reasonably require from time to time to perfect and maintain in favor of the Beneficiary a security interest under the Uniform Commercial Code in such Equipment, General Intangibles, Proceeds, Leases, Rents, Permits, Instruments and Securities. Without limiting the generality of any of the foregoing, Grantor hereby irrevocably appoints Beneficiary attorney-in-fact for Grantor to execute, deliver and file any of the documents referred to hereinabove for and on behalf of Grantor.





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         AND Grantor, for itself, its successors and assigns, covenants with
Trustee, its heirs, successors and assigns, that Grantor is seized of and has the right to convey the Mortgaged Property in fee simple; that such Mortgaged Property is free and clear of all liens and encumbrances, except the Permitted Liens (as defined in the Loan Agreement) and that Grantor will warrant and defend the title to the Mortgaged Property against the lawful claims of all persons whomsoever.

         THIS Deed of Trust secures, inter alia, the advance of Loan proceeds as well as any future advances made by Beneficiary to protect is liens and security interests and otherwise pursuant to this instrument and the Loan Documents. The priority of all such future advances shall relate back to the date of this Deed of Trust. This Deed of Trust also secures advances made by Beneficiary with respect to the Mortgaged Property for the payment of taxes, assessments, maintenance charges, and insurance premiums, costs incurred by Beneficiary for the protection of the Mortgaged Property or the lien of this Deed of Trust, and expenses incurred by Beneficiary by reason of the occurrence of an Event of Default hereunder and the priority of such advances, costs and expenses shall also relate back to the date of this Deed of Trust.


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         THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST that if Grantor shall pay the Note secured by this Deed of Trust in accordance with its terms, together with all interest due on the Note, and all renewals and extensions of the Note, and all other Obligations, and shall faithfully comply with all of the covenants, stipulations and conditions of this Deed of Trust and any other Loan Documents, this Deed of Trust shall become null and void and may be canceled of record at the request and at the cost of Grantor. However, if Grantor defaults in the prompt payment of any installment of principal, interest and/or any fees or other amounts due under the Note when the same shall become due and payable or if Grantor defaults in, or there occurs an Event of Default under, any of the terms and conditions of the Note or in the payment, when due and demandable, of any of the obligations or if Grantor defaults in any of the covenants, conditions and stipulations contained in this Deed of Trust or any other document evidencing or securing the Note, or if a petition in bankruptcy, either voluntary or involuntary, is filed on behalf of Grantor, if Grantor becomes insolvent, executes an assignment for the benefit of its creditors or if a receiver is appointed for Grantor, then and in any of such events, the entire principal sum secured by this Deed of Trust, together with all interest and charges thereon, shall, at the option of Beneficiary, become immediately due and payable; and upon application of Beneficiary, it shall be the duty of Trustee or its Successor or Substitute Trustee to sell the Mortgaged Property, or any part thereof, at public auction to the highest bidder for cash either on the Mortgaged Property or at the courthouse in the county in which the Mortgaged Property is located, after first giving notice of sale to Grantor and to the then record owner of the Mortgaged Property and to any other Persons entitled by law to such notice, and after all hearings required by law are held and after first posting a notice of sale and publishing notice of sale containing the information required at the time of such sale as is required by the laws then in effect in North Carolina relating to foreclosure by power of sale of real property. Upon any such sale, Trustee shall execute and deliver to the purchaser a deed to the Mortgaged Property, or such part thereof as is sold; and after deducting five percent (5%) of the proceeds of such sale as compensation to Trustee, but not less than $2,500.00, and after paying all expenses incurred by it, including reasonable attorneys' fees for legal services actually performed, Trustee shall apply the remaining proceeds of the sale first to the payment of all indebtedness secured by this Deed of Trust, and the balance, if



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any, shall be paid to Grantor or to such other persons as may be lawfully entitled thereto. Grantor agrees that Beneficiary shall have the right to bid at any sale conducted by Trustee under this Deed of Trust and shall have the right to purchase the Mortgaged Property, or such part thereof as is sold, at such sale.

         GRANTOR WARRANTS TO AND COVENANTS WITH Beneficiary as follows:

         2. Title. As of the date hereof (a) Grantor has good and marketable title to an indefeasible fee simple estate in the Mortgaged Property, subject to no lien, charge or encumbrance except the Permitted Liens; (b) this Deed of Trust is and shall remain a valid and enforceable first lien on the Mortgaged Property subject only to the Permitted Liens; (c) Grantor shall preserve such title, and all of its rights in and to the Mortgaged Property, and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and entities whomsoever, subject only to the Permitted Liens; and (d) Grantor has full power and lawful authority to mortgage the Mortgaged Property and grant a security interest therein in the manner and term herein done or intended hereafter to be done.

         3. Payment and Performance. Grantor shall punctually pay or cause to be paid the Obligations, in the amounts and at the times and places that the same may be due, and perform and comply with all of the terms, covenants, conditions and obligations contained in the Loan Documents.

         4. Present and Future Advances. Advances made pursuant to the Note secured hereby are to be disbursed in accordance with the Loan Agreement.

         This Deed of Trust is given wholly or in part to secure present obligations and future advances which may, from time to time, be incurred hereunder. The amount of present obligations secured hereby in which Borrower is indebted to Lender is the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00). The maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is Fifteen Million and No/100 Dollars ($15,000,000.00). The period within which future advances and future obligations secured by this Deed of Trust may be incurred shall be the period commencing on the date of this Deed of Trust


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and ending three (3) years from the date hereof unless extended pursuant to the provisions of the Loan Agreement. Lender may, at its option, determine and declare any or all present and future obligations secured by this Deed of Trust to be in default and immediately due and payable upon the default in payment of one or more of the obligations secured hereby, or the default of any other term or condition of this Deed of Trust. The total indebtedness secured by this Deed of Trust may be evidenced by various notes or other written instruments and evidences of indebtedness; and one or more of all such notes or the written instruments and evidences of indebtedness may, from time to time, be combined and merged into a single note or evidence of indebtedness. Such combination or merger shall not constitute nor be construed as a payment, satisfaction or discharge of any prior advance made or prior obligation incurred.

         All future advances made pursuant to this Deed of Trust and the Note and the Loan Agreement shall be considered to be made pursuant to the requirements of N.C.G.S. Section 45-67, et. seq., or any amendments thereto.


         5. Taxes and Other Charges. Grantor shall pay all taxes of every kind and nature (including real and personal property, income, gross receipts, franchise, profits, sales and withholding taxes), all general and special assessments, water and sewer rents and charges, and all levies, permits, inspection and license fees and other public charges now or hereafter levied or assessed against the Mortgaged Property as liens or assessments (hereinafter individually called a "Tax" and collectively the "Taxes") as the same shall become due and payable from time to time and before interest or penalties accrue thereon; provided, however, that Grantor shall not be required to pay any Tax to the extent that nonpayment thereof is permitted while the validity thereof is being contested, so long as (a) Grantor notifies Beneficiary in writing of its intention to contest the validity thereof, (b) the validity thereof is being contested in good faith by Grantor and (c) Grantor deposits with Beneficiary if Beneficiary so requests an amount deemed sufficient to make such payment if the contest is unsuccessful. Notwithstanding the foregoing, Grantor shall under no circumstances permit the Mortgaged Property to be sold or advertised for sale for nonpayment of any Tax. Grantor shall not apply for or claim any deduction from the taxable value of the Mortgaged Property because of the existence of this Deed of Trust,



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subject to Grantor's right to contest any Tax as hereinabove provided. Grantor shall deliver to Beneficiary receipts evidencing the payment of such Tax on or before the last day on which any Tax may be paid without interest or penalties or as soon thereafter as such receipts are available.

         6. Insurance. Grantor shall maintain insurance covering the Mortgaged Property required under the terms of the Note and otherwise comply with the provisions of the Loan Agreement with respect to such insurance.

         7. Tax and Insurance Escrow. After the occurrence of an Event of Default, Grantor shall pay to Beneficiary on the first day of each month a sum equal to one-twelfth (1/12) of the amount of (a) all real estate taxes, all water and sewer charges and assessments, if any, as estimated from time to time by Beneficiary, becoming due with respect to the Mortgaged Property on the next succeeding date upon which the same shall be due and payable and (b) all premiums, computed on an annual basis, for the insurance required to be carried pursuant to paragraph 4 hereof. All such amounts (hereinafter, the "Escrows") shall be held by Beneficiary in such manner as it sees fit without any obligation to invest the same or (if invested) to account for any income or loss resulting therefrom; provided however, that if and to the extent that Beneficiary is required under applicable law to invest the Escrows for the benefit of Grantor, Beneficiary shall also have the right to charge a reasonable service fee in connection therewith unless prohibited under such law. The Escrows shall be applied to the payment of the respective items in respect of which the Escrows were deposited, or at Beneficiary's option, to the payment of any such items in such order of priority as Beneficiary shall determine, as the same become due and payable. If, prior to the date upon which any of the aforesaid items shall be due and payable, the amount of Escrows then on deposit therefor shall be insufficient to pay such item, Grantor within five (5) days after demand is made therefor shall deposit the amount of such deficiency with Beneficiary. Beneficiary may at its option apply the Escrows or any part thereof in payment of any unpaid portion of the Obligations. If, when making any assignment of this Deed of Trust, the then Beneficiary shall pay over to its assignee the then balance of the Escrows and such assigning Beneficiary shall have no further obligation to Grantor with respect to such deposits.



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         8. Casualty Loss. Grantor shall notify Beneficiary in writing immediately upon the occurrence of any loss affecting the Mortgaged Property. Grantor hereby directs any insurer to pay directly to Beneficiary any moneys payable under any insurance policy covering the Mortgaged Property or any portion thereof, and Grantor hereby appoints Beneficiary as attorney-in-fact to endorse any draft therefor. Subject to Section 6.7 of the Loan Agreement sums paid to Beneficiary by any insurer may be retained and applied by Beneficiary toward payment of the Obligations (whether or not any portion thereof may then be due and payable) in such priority and proportions as Beneficiary in its discretion shall deem proper, and any sums not so applied, at the discretion of Beneficiary, may be paid, either in whole or in part, to Grantor for such purposes and upon such conditions as Beneficiary shall designate.


         9. Condemnation. In the event that the whole or any part of the Mortgaged Property secured by this Deed of Trust is condemned or taken for any period of time, or there is any other injury to or decrease in value of the Mortgaged Property as a result of any public or quasi-public authority or corporation exercising the power of eminent domain or otherwise, all sums awarded as damages for such condemnation or taking to which Grantor is entitled shall be paid over immediately to Beneficiary. Upon the receipt thereof, Beneficiary may deduct and withhold from the amount actually received any costs, charges or fees incurred by Beneficiary in connection with the recovery of such award (hereinafter, "Beneficiary's Costs"), and thereafter Beneficiary may apply all or any portion of the balance to the discharge of the Obligations and, at the option of Beneficiary, may pay over any sums not so applied to Grantor for the purpose of restoring or repairing the Mortgaged Property or for any purpose or object satisfactory to Beneficiary in which event the Obligations shall not be reduced by that amount. Grantor hereby irrevocably appoints Beneficiary as attorney-in-fact for Grantor for the purpose of collection of any or all proceeds available in connection with the condemnation of the Mortgaged Property. If the Mortgaged Property is transferred, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award of payment, Beneficiary shall have the right, whether or not a deficiency judgment with respect to the Obligations shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less.




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         10. Preservation of Lien; No Conveyance of Title.

                  (1) Grantor shall pay, from time to time as and when the same shall become due, all claims and demands of any persons or entities which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, and in general shall do or cause to be done everything necessary so that the lien hereof shall be fully preserved and so that there shall not be created, permitted or suffered to exist any lien, encumbrance or charge affecting the Mortgaged Property other than those matters referred to in paragraph 1(a) hereof which have been approved in writing by Beneficiary, or as permitted under the terms of the Loan Agreement, all at the sole cost of Grantor. At Beneficiary's election, and without notice to Grantor, Beneficiary may make but is not obligated to make, any payments which Grantor has failed to make under any prior lien, but such payment by Beneficiary shall not release Grantor from Grantor's obligations or constitute a waiver of Grantor's default hereunder. Any sum so expended by Beneficiary shall be secured by this Mortgage, together with interest thereon at the Default Rate (as defined in the Loan Agreement), from the date such payment is made by Beneficiary until the date of repayment by Grantor. Notwithstanding the foregoing, Grantor shall have the right, at its sole cost and expense, to contest in good faith by any lawful means any such claims and demands, provided that it notifies Beneficiary in writing of its intention to do so and deposits with Beneficiary, if Beneficiary so requests, an amount deemed sufficient by Beneficiary to satisfy such claims and demands if it is ultimately determined that Grantor is responsible therefor.

                  (2) Grantor shall not convey or attempt to convey or permit or suffer a conveyance or transfer of legal or equitable title to the Property or any part thereof and whether such conveyance or transfer is voluntary, involuntary, by operation of law or otherwise, so long as any part of the Obligations remains unpaid without the prior written consent or Beneficiary.

         11. Maintenance and Repair; Compliance with Laws and Regulations. Grantor shall cause the Mortgaged Property to be maintained in good condition and repair, reasonable wear and tear excepted. None of the Improvements or Equipment shall be removed, demolished, materially altered or sold (except for normal replacement of the Equipment), without the prior written consent of


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Beneficiary. Grantor shall promptly repair, replace or rebuild any part of the
Mortgaged Property which may be damaged or destroyed by any casualty or which may be affected by any condemnation or eminent domain proceeding. Grantor shall promptly comply with all laws, orders, ordinances, regulations, restrictions and requirements of governmental authorities, of courts and of insurance companies applicable to Grantor or affecting the Mortgaged Property, or the use thereof. Grantor also shall promptly comply with the provisions of any recorded covenants, conditions or restrictions to which the Mortgaged Property or any part thereof may at any time be subject. Grantor shall not cause or allow the construction or erection of any public, municipal or utility improvements upon the Mortgaged Property other than those required by public authorities, without the prior written consent of Beneficiary. Grantor shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without the prior written consent of Beneficiary. Grantor shall not seek, make or consent to any change in zoning or conditions of use of the Mortgaged Property.

         12. Assignment of Leases and Rents. For valuable consideration, the receipt and sufficiency of which Borrower acknowledges, Borrower hereby grants, bargains, assigns, transfers, sets over, sells and conveys, the Leases and the Rents unto Lender; TO HAVE AND TO HOLD the Leases and the Rents unto Lender, forever, and Borrower does hereby bind itself and its heirs, executors, administrators, personal representatives, successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof. Borrower and Lender intend this assignment of the Leases and the Rents to be absolute, unconditional and presently effective, and not an assignment for additional security only.

         (a) Lender hereby grants to Borrower a limited license (the "License") to exercise and enjoy all the rights and benefits of the landlord or lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, as and when, but not before, they become due and payable, and to give proper receipts, releases and acquittances therefor. Grantor hereby agrees to receive all Rents



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and hold the same as a trust then due and payable, next to the payment of the taxes and assessments on the Property and the insurance premiums required by the terms of the Loan Documents, and then to the costs of Documents and the Leases. Thereafter, Grantor may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents.

         (b) Upon the occurrence of an Event of Default, Lender shall have the complete right, power and authority hereunder, then or thereafter, to terminate the License and then and thereafter, without taking possession of the Property, in Grantor's name, to collect, demand, sue for, attach, levy, recover, and receive the Rents and to give proper receipts, releases and acquittances therefor, and after deducting all reasonably incurred costs and expenses of operation and collection, including reasonable attorney's fees, to apply the net proceeds thereof in reduction or repayment of the Indebtedness in such order of priority as Lender may determine, in its sole discretion. Upon Lender's termination of the License, and without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, Lender may and shall have the complete right, power and authority hereunder, then or thereafter, to answer upon, take possession of, manage and operate the Property, or any part thereof; to make, modify, enforce, cancel or accept surrender of any Lease; to remove and evict any tenant or lessees under any of the Leases; to increase or decrease the Rents; and to decorate, clean and repair, and otherwise do any act or incur any cost or expense which Lender may deem reasonably necessary to protect the status and value of the Property.

         (c) Upon the occurrence of an Event of Default and in addition to any other remedies set forth in this Instrument, and without the necessity of Lender's entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all Rents as the same become due and payable, including without limitation Rents then due and unpaid, and all such Rents shall immediately upon delivery of such notice be held by Grantor as trustee for the benefit of Lender only; provided however, that the written notice by Lender to Grantor of the breach by Grantor shall contain a statement that Lender exercises its rights to such Rents. Grantor agrees that commencing upon delivery of such written notice of an Event of Default by Lender to Grantor, each tenant of the Property shall make such Rents payable to and pay such Rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of any tenant to inquire further as to the existence of an Event of Default.

         13. Leases. Grantor shall not enter into any lease or similar agreement for space in or on the Mortgaged Property without in each case obtaining Beneficiary's prior written approval of all the terms and conditions thereof and, once approved, Grantor shall not amend, modify or cancel any such lease or similar agreement or assign any amounts due thereunder without obtaining Beneficiary's prior written approval. Beneficiary's approval pursuant to this paragraph 11 shall in no instance be unreasonably withheld or delayed.

         14. Required Notice. Grantor shall give Beneficiary prompt written notice of any action or proceeding purporting to affect the Mortgaged Property of which it has actual knowledge including, without limitation, the following:
(a) a fire or other casualty causing damage to the Mortgaged Property; (b) receipt of notice of condemnation of the Mortgaged Property or any part thereof;
(c) receipt of notice from any governmental authority adversely affecting the structure, use or occupancy of the Mortgaged Property; (d) receipt of any notice from the holder of any lien or security interest in the Mortgaged Property; or
(e) commencement of any litigation affecting the Mortgaged Property. After the occurrence of an Event of Default, Beneficiary shall have the right to appear in or defend any such action or proceeding to the same extent as Grantor. Furthermore, Beneficiary shall have the right to bring any action or proceeding, in the name and on behalf of itself or Grantor, which Beneficiary, in its discretion, feels should be brought to protect its interest in the Mortgaged Property or any part thereof after the occurrence of an Event of Default.

         15. Beneficiary's Right to Cure. Beneficiary shall have the right, but not the obligation, at Beneficiary's election and without notice to Grantor, to cure any default by Grantor under this Mortgage or any of the other Loan Documents or under any mortgage or with respect to any security interest, lien or encumbrance which is senior in lien and position to this Deed of Trust. Any payments made or expenses incurred by Beneficiary in the exercise of such right shall not release Grantor from Grantor's obligation or constitute a waiver of Grantor's default hereunder. Any such payments made or expenses incurred by Beneficiary shall be repayable on demand by Beneficiary, together with interest thereon at the Default Rate from the date such payment was made or such expense was incurred, and the aggregate amount thereof, including such interest, shall become part of the Obligations and shall be secured by the lien of this Deed of Trust.

         16. Estoppel Certificate. Within five (5) days after being requested to do so by Beneficiary, Grantor shall furnish to Beneficiary or any proposed assignee of this Deed of Trust and a statement, duly executed, acknowledged and certified by Grantor, setting forth the remaining unpaid amount of the Obligations and whether there exist any uncured defaults, offsets or defenses thereto.

         17. Right to Inspect. Grantor shall permit Beneficiary and its agents to enter and inspect the Mortgaged Property or any part thereof at all reasonable times.

         18. Revenue, Tax or Other Stamps. Grantor shall pay the cost of any revenue, tax or other stamps now or hereafter required by the laws of the State of North Carolina or the United States or local governmental or quasi-governmental agency to be affixed to this Deed of Trust and if any taxes are imposed under the laws or the Commonwealth of Pennsylvania or the United States with respect to debts secured by a mortgage, or with respect to evidences of indebtedness so secured, Grantor shall pay or reimburse Beneficiary upon demand the amount of such taxes without credit against any of the Obligations. If Grantor does not or may not do so, Beneficiary may at its option accelerate the Obligations evidenced by the Loan Documents to maturity as in the case of default by Grantor.

         19. Possession. Until an Event of Default, Grantor shall be permitted to retain actual possession of the Mortgaged Property, to manage, operate, use and enjoy the same and all rights appertaining thereto, and to collect, receive, take, use and enjoy the Rents. The right of Grantor to collect the Income and Rents may be revoked by Beneficiary at any time and from time to time after an Event of Default has occurred under this Deed of Trust, by giving notice or such revocation to Grantor. Following the giving of such notice, Beneficiary may retain and apply the Rents toward payment of the Obligations in such priority and proportions as Beneficiary, in its discretion, shall determine.

         20. Events of Default. The occurrence of any one or more of the following events shall, at Beneficiary's option, constitute a default hereunder (each an "Event of Default"):

                  (1) an Event of Default shall occur under the Loan Agreement, the Note or any other Loan Document;

                  (2) Except as otherwise specifically provided for in this Deed of Trust, Grantor shall fail to observe or perform any of the covenants or agreements on its part to be observed or performed under this Deed of Trust within twenty (20) days after written notice from Beneficiary of such noncompliance;

                  (3) Any representation or warranty of Grantor under this Deed of Trust shall be untrue in any material respect; or

                  (4) Except as permitted herein, Grantor shall have conveyed or attempted to convey or permitted or suffered a conveyance or transfer of legal or equitable title to the Mortgaged Property or any part thereof, or permit a lien, charge or encumbrance on the Mortgaged Property other than the Permitted Liens, irrespective of whether such conveyance, transfer, lien, charge or encumbrance was voluntary, involuntary, incurred by operation of law or otherwise, without the prior written consent of Beneficiary.

         21. Remedies. Upon the occurrence of any Event of Default:

                  (1) The Obligations shall, at the option of Beneficiary, become due and payable immediately without presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, all of which are hereby expressly waived by Grantor.

                  (2) Beneficiary may institute appropriate proceedings at law or equity to collect the amount of the Obligations then due (by acceleration or otherwise), or for specific performance of any of the covenants of Grantor under any of the Loan Documents (and Grantor acknowledges that all such covenants may be specifically enforced by Beneficiary by injunction or other appropriate equitable remedy), or to recover damages for any breach thereof, or to direct Trustee to institute an action of foreclosure against the Mortgaged Property, or take such other action at law or in equity for the enforcement of this Deed of Trust and realization on the Deed of Trust security or any other security herein or elsewhere provided for, and proceed therein to final judgment and execution for the Obligations, with interest as specified in paragraph 21 below, together with costs and expenses as specified in paragraph 22 below.

                  (3) With or without demand upon Grantor for the surrender of possession, Beneficiary may enter upon and take possession of the Mortgaged Property, breaking locks if necessary and without liability for trespass, damages or otherwise and, upon so doing, Beneficiary may, in its discretion and in addition to any of its other rights, as Beneficiary in possession, alter, improve, complete or repair the Mortgaged Property (and in so doing Beneficiary shall have the right to use the Mortgaged Property and to expend such amount for that purpose as Deed of Trust shall deem best, all of which, with interest thereon at the Default Rate from date of payment, shall be repayable by Grantor on demand and shall be secured hereby), and operate, rent, sell or lease the same in the name of Grantor or Beneficiary upon such terms and conditions as Beneficiary shall deem appropriate, and Grantor hereby irrevocably appoints Beneficiary attorney-in-fact for Grantor for all such purposes.

                  (4) Beneficiary may further, by summary proceedings, initiate an action for possession or otherwise, dispossess any tenants, users or occupiers of the Mortgaged Property then or thereafter in default in the payment of any rent or other charge for the use thereof, and any tenants or other users or occupiers whose leasehold estates or rights to use the Mortgaged Property are subordinate to the lien of this Deed of Trust, whether or not any such tenant, user or occupier is so in default; and Grantor hereby irrevocably appoints Beneficiary attorney-in-fact of Grantor for all such purposes. If Grantor remains in possession after demand by Beneficiary for surrender of possession of the Mortgaged Property, such continued possession by Grantor shall be as tenant of Beneficiary, and Grantor agrees to pay monthly in advance to Beneficiary such rent for the Mortgaged Property so occupied as Beneficiary may demand, and in default of so doing, Grantor may also be dispossessed by summary proceedings or otherwise. In case of the appointment of a receiver of the rents, the foregoing agreement of Grantor to pay rent shall inure to the benefit of such receiver.

                  (5) With or without taking possession of the Mortgaged Property, Beneficiary may collect and receive all the Income and Rents and, after deducting the cost of all alterations, improvements, repairs, completion, partial completion, operation, sale, rental, leasing commissions and charges, including, but not limited to, counsel fees, incurred by Beneficiary, apply the net income to the sums secured hereby in such manner as Beneficiary in its discretion shall determine. Beneficiary shall be liable to account only for the Income and Rents actually received.

                  (6) If Beneficiary shall so elect, Grantor shall not resist or contest, but shall join in any petition to any court by Beneficiary for the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of all the Income and Rents therefrom, with such powers as the court making such appointment shall confer, and Grantor hereby appoints Beneficiary attorney-in-fact of Grantor for all such purposes.

                  (7) All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged Property at the time of the occurrence of such event of default, all interest of Grantor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Beneficiary as further security for the payment of the Obligations during the continuance of any such event of default.

                  (8) To the extent now or hereafter permitted by law and subject to such grace periods and notice requirements thereby imposed, Beneficiary may cause a judicial sale of the Mortgaged Property in accordance with this subparagraph (h). Such sale may be made without demand on Grantor at the time and place fixed in the notice of such sale, and such sale may be of the Mortgaged Property as a whole or in separate lots, and in such order of Beneficiary may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Such sale of the Mortgaged Property may be postponed by public announcement at the time and place of sale, and may be further postponed from time to time thereafter by public announcement at the time fixed by the preceding postponement. Any person or entity, including Beneficiary, may purchase at such sale. After deducting all costs, fees, and expenses of Beneficiary, including cost of evidence of title in connection with such sale, the proceeds of sale shall be applied to payment of the Obligations. The Mortgaged Property may be sold as aforesaid either before, after, or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust, and such power and right of sale shall not be affected by any entry hereunder, or by the exercise of any other right, remedy or power with respect to the enforcement of the provisions of any of the Loan Documents or the collection of the amount of the Obligations. The provisions of this subparagraph (h) are not intended to and shall not adversely affect Beneficiary's right, in its discretion, to conduct a nonjudicial sale of such portions of the Mortgaged Property as constitute personal property, and with respect to such property, Beneficiary shall have all rights of a "secured party" under the Uniform Commercial Code of the State of North Carolina.

                  1. Remedies Cumulative, etc.

                  (9) No right or remedy conferred upon or reserved to Beneficiary under any of the Loan Documents or with respect to any of the Mortgaged Property or the Collateral (as defined in the Note), or now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be exclusive of any other such right or remedy and each and every such right or remedy shall be cumulative and concurrent, and shall be pursued separately, concurrently, successively or otherwise, at the sole discretion of Beneficiary, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur. No act of Beneficiary shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of Beneficiary shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of Grantor thereunder.

                  (10) The recovery of any judgment by Beneficiary or the levy of execution under any judgment upon the Mortgaged Property shall not affect in any manner, or to any extent, the lien of this Deed of Trust upon the Mortgaged Property, or any security interest in any other Mortgaged Property, or any rights, remedies or powers of Beneficiary under any of the Loan Documents or with respect to any of the Mortgaged Property, but such lien and such security interest and such rights, remedies and powers of Beneficiary shall continue unimpaired as before. Further, the entry of any judgment by Beneficiary shall not affect in any way the interest payable hereunder or under any of the other Loan Documents on any amounts due to Beneficiary, but interest shall continue to accrue on such amounts at the Default Rate (as hereinafter defined) after the entry of any judgment and continuing until distribution of the proceeds of any Sheriff's sale.

                  (11) Grantor hereby waives presentment, demand, notice of nonpayment, protest, notice of protest or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Obligations, except such notices as contemplated herein or in the Note. To the extent permitted by law, Grantor waives the right to any stay of execution and the benefit of all exemption laws now or hereinafter in effect.

                  (12) Grantor agrees that Beneficiary may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and Grantor hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by Beneficiary and the other signatory parties and that Beneficiary may resort to any of the Mortgaged Property (or any other collateral securing the Obligations) in such order and manner as it may think fit, or accept the assignment, substitution, exchange, pledge, or release of all or any portion of any of the Mortgaged Property, for such consideration, or none, as it may require, without in any way affecting the validity of any liens over or other security interest in the remainder of any such Mortgaged Property (or the priority thereof or the portion of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by Beneficiary pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of

Beneficiary, or of any event of default, or of any liability or obligation of Grantor, under any of the Loan Documents.

                  (13) To the extent permitted by law, Grantor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, or any exemption from execution or sale of the Mortgaged Property, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust, nor claim, take, or insist upon any benefit or advantage of any law now or hereafter in effect by providing for the valuation or appraisal of the Mortgaged Property, prior to any sale of any of Grantor's interest therein; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Mortgaged Property so sold or any part thereof, and Grantor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay, or impede the execution of any power herein granted to Beneficiary but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Grantor further waives and releases all procedural errors, defects and imperfections in any proceeding instituted by Beneficiary under any of the Loan Documents.

                  (14) Grantor, for itself and for all persons hereafter claiming through or under it or who may at any time hereinafter become holders of liens junior to the lien of this Mortgage hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property and/or any other property now or hereafter constituting security for the Obligations marshalled upon any foreclosure of this Deed of Trust or of any other security for any of the Obligations.

                  (15) Grantor agrees that any action or proceeding against it to enforce the Deed of Trust may be commenced in state or federal court in North Carolina, and Grantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served if served by registered or certified mail in accordance with the notice provisions set forth herein and Grantor expressly waives any and all defenses to an exercise of personal jurisdiction by any such court.

         22. Default Rate. Following the occurrence of any Event of Default and continuing until all Obligations are paid in full, the outstanding Obligations shall bear interest at the Default Rate, and shall be secured by this Deed of Trust.

         23. Costs and Expenses. Following the occurrence of any Event of Default, Grantor shall pay upon demand all reasonable costs and expenses (including all amounts paid to attorneys, accountants, real estate brokers and other advisors employed by Beneficiary and to any contractors for labor and materials), incurred by Beneficiary in the exercise of any of its rights, remedies or powers under any of the Loan Documents, or as a secured or unsecured creditor, as the case may be, of Grantor in any federal or state bankruptcy proceedings, or with respect to any of the Mortgaged Property with respect to such event of default, and any amount thereof not paid promptly following demand therefor, together with interest thereon at the Default Rate from the date of such demand, shall become part of the Obligations and shall be secured by the lien or this Deed of Trust. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of any attorney for the collection of any sum payable thereunder, Grantor agrees to pay reasonable attorneys' fees for the collection of the amount being claimed under such Loan Documents, as well as all costs, disbursements, and allowances provided by law, and the payment of such fees and costs, disbursements and allowances shall also be secured by the lien of this Deed of Trust. Nothing in this paragraph shall limit the obligation of Grantor to pay costs and expenses of Beneficiary for which Grantor is otherwise liable under the Loan Documents.

         24. Indemnity. Grantor agrees to reimburse Beneficiary and/or Trustee, on demand, for any attorneys' fees or other costs and expenses reasonably incurred by Beneficiary or by Trustee in connection with any litigation or threatened litigation arising out of or in any way related to the validity of the lien of this Deed of Trust or the right of Beneficiary to enforce the terms and conditions of this Deed of Trust including, but not limited to, the right of Beneficiary to enforce the terms and conditions of this Deed of Trust in any bankruptcy, insolvency or receivership proceedings.

         25. Substitution of Trustee. Beneficiary shall have the continuing, irrevocable right and power, from time to time, without notice to Grantor and without specifying any reason therefor, to remove the Trustee named herein and any successor Trustee and to appoint a Substitute Trustee by filing for record in the office of the Register of Deeds in the county in which the Real Property is located an instrument duly acknowledged appointing such Substitute Trustee, and the Substitute Trustee shall thereupon become the successor to the title to the Real Property and the same shall be vested in him in trust for the objects and purposes set forth in this Deed of Trust as if such Substitute Trustee had originally been named Trustee herein with all the powers, duties and obligations conferred upon Trustee in this Deed of Trust.

         Beneficiary may name or substitute more than one person or entity as Trustee hereunder, and in such event, each Trustee named or substituted is hereby vested with full power and authority to fully exercise in his own name alone, and without joinder of any other Trustee, all or any of the powers, authorities and duties hereby and by law vested in and imposed upon the Trustee or Trustees; and the acts and deeds of any Trustee hereunder acting alone shall be as fully binding and effective as if all said Trustees had joined therein; provided however, that no Trustee shall be liable for any of the acts or omissions of any other Trustee.

         26. Renewals and Extensions. This Deed of Trust shall secure any and all renewals, or extensions of the whole or any part of the Obligations hereby secured however evidenced, with interest at such lawful rate as may be agreed upon and any such renewals or extensions or any change in the terms or rate of interest shall not impair in any manner the validity of or priority of this Deed of Trust, nor release Grantor from personal liability for the indebtedness hereby secured.

         27. Severability. In the event that for any reason one or more of the provisions of this Deed of Trust or their application to any person or circumstance shall be held to be invalid, illegal, or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality, or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         28. Successors and Assigns. This Deed of Trust inures to the benefit of Beneficiary and Trustee and binds Grantor, and their respective successors and assigns, and the words "Beneficiary", "Trustee" and "Grantor" whenever occurring herein shall be deemed to include such respective successors and assigns. Beneficiary may assign or otherwise transfer this Deed of Trust and any or all of the Loan Documents to any other person or entity, and such other person or entity shall thereupon become vested with all of the benefits in respect thereof granted to Beneficiary herein or otherwise.

         29. All Advances Notwithstanding Revolving Nature. It is acknowledged and understood that by reason of Grantee's right under the Loan Agreement to make Revolving Credit Loans (as defined in the Loan Agreement) on a revolving basis, the outstanding Obligations may fluctuate from time to time. It is intended that this Deed of Trust shall secure, inter alia, all sums advanced by Beneficiary pursuant to the terms of the Agreement.

         30. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

          Grantor:         Balanced Care at North Ridge, Inc.
                           600 Newton Road
                           Raleigh, North Carolina 227609
                           Attention: Clint Fegan, CFO

          With a Copy to:  Wolf, Block, Schorr and Solis-Cohen, LLP
                           111 S. 15th Street, 12th Floor Packard Building Philadelphia, Pennsylvania 1912-2678
                           Attention: John M. Coogan, Jr., Esquire

          Beneficiary:     HCFP Funding II, Inc.
                           c/o HealthCare Financial Partners Inc.
                           2 Wisconsin Circle, Fourth Floor
                           Chevy Chase, Maryland 20815

                     Attention: Mr. Ethan Leder, President

          Such notice shall be deemed to be given when received if delivered personally or two (2) days after the date mailed if sent by certified or registered mail, return receipt requested. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         31. Definitions; Number and Gender. In the event Grantor consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several and the word "Grantor" shall mean all or some or any of them. For purposes of this Deed of Trust, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require. The words "Loan Document" or "Loan Documents," shall include any supplements to or any amendments of or restatements or any of the Loan Documents. The words "Property," "Mortgaged Property," "Improvements," "Appurtenances," "Equipment," "Permits," "General Intangibles," "Instruments," "Awards," "Leases," "Rents," "Securities" and "Proceeds" shall include any portion of and additions to such property.

         32. Incorporation by Reference. All of the terms and provisions of the Loan Agreement are hereby incorporated herein by reference.

         33. Captions. The captions or headings of the paragraphs of this Deed of Trust are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Deed of Trust.

         34. Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of North Carolina.

         35. Security Agreement. It is the intent of the parties that this Deed of Trust shall also constitute a security agreement within the meaning of the Uniform Commercial Code as adopted in Chapter 25 of the North Carolina General Statutes ("Uniform

Commercial Code") with respect to the Personal Property; and to that end, Grantor hereby grants a security interest in the Equipment, General Intangibles, Instruments, Permits, Leases, Rents, Securities and Proceeds (collectively, the "Personal Property") for the benefit of Beneficiary to secure the indebtedness evidenced by the Note and secured by this Deed of Trust and all other sums and charges which may become due under or in connection with the Note or any extensions, renewals, replacements, modifications and amendments thereof, whether now existing or hereafter arising, or under this Deed of Trust. The security interest granted in this Deed of Trust shall be evidenced by financing statements and such continuations thereof as may, from time to time, be required by Beneficiary. For purposes of this paragraph, Grantor shall be considered a "debtor" and Beneficiary shall be considered a "secured party" within the meaning of the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with the rights and remedies of Beneficiary in respect to the Mortgaged Property or Beneficiary may proceed to exercise its rights and remedies as to the Personal Property under the provisions of the Uniform Commercial Code in which event Beneficiary shall be entitled to all of the remedies provided either herein or as provided for a secured party in the Uniform Commercial Code. The name of the debtor and the secured party, the mailing address of the secured party from which information concerning the security interest may be obtained and the mailing address of the debtor are set forth in the preamble, and a description of the Personal Property is also set forth herein, all in compliance with the requirements of Article 9,
Section 402, of the Uniform Commercial Code. All replacements, renewals and additions to the Personal Property shall become and be immediately subject to the security interest granted in this Deed of Trust and be covered by the terms of this Deed of Trust. Upon request by Beneficiary, Grantor shall deliver to Beneficiary an inventory of the Personal Property in reasonable detail.





                        [SEPARATE SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Grantor has executed this Deed of Trust the day and year first above written.


ATTEST:                                      BALANCED CARE AT NORTH RIDGE, INC.



By: /s/ Robert J. Sutton                     By: /s/ Robin L. Barber
Name: Robert J. Sutton                       Name: Robin L. Barber
Title: Vice President and                    Title: Vice President and Secretary
       Assistant Secretary

[CORPORATE SEAL]


STATE OF PENNSYLVANIA                          )
                                               )
COUNTY OF CUMBERLAND                           )


         I, Wendy L. Clark a Notary Public of the County and State aforesaid, certify that Robin L. Barber personally appeared before me this day and acknowledged that (s)he is the Vice President and Secretary of Balanced Care Corporation, a Delaware corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed by Robin L. Barber as its Vice President, sealed with its corporate seal, and attested by Robert J. Sutton as its Vice President and Assistant Secretary.

         WITNESS my hand and notarial seal or stamp, this the 22nd day of April, 1999.




                                               /s/ Wendy L. Clark
                                               Notary Public

My Commission Expires:



[Notarial Seal/Stamp]